Unum Group
Operating Results as Adjusted for
Retirement-related Gains or Losses

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Results by Segment - Adjusted for Retirement-related Gains or Losses

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.  We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "benefit and expenses" and the tax thereon is reported in "income tax" in the following charts.  Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting.

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	% Change
Premium Income
Unum US	$1,325.2	$1,251.6	5.9%	$5,240.9	$4,960.0	5.7%
Unum UK	121.9	150.4	(18.9)	529.3	576.2	(8.1)
Colonial Life	360.4	337.4	6.8	1,417.1	1,338.6	5.9
Closed Block	291.7	298.4	(2.2)	1,170.4	1,207.6	(3.1)
	2,099.2	2,037.8	3.0	8,357.7	8,082.4	3.4
Net Investment Income
Unum US	206.3	220.3	(6.4)	828.7	865.3	(4.2)
Unum UK	28.8	34.8	(17.2)	118.1	124.9	(5.4)
Colonial Life	35.8	35.6	0.6	141.5	145.4	(2.7)
Closed Block	343.6	340.4	0.9	1,352.2	1,320.0	2.4
Corporate	3.4	5.3	(35.8)	18.5	25.6	(27.7)
	617.9	636.4	(2.9)	2,459.0	2,481.2	(0.9)
Other Income
Unum US	27.7	28.8	(3.8)	113.3	119.2	(4.9)
Unum UK	—	—	—	0.2	—	—
Colonial Life	0.2	—	—	1.2	0.1	N.M.
Closed Block	20.7	21.8	(5.0)	86.0	89.3	(3.7)
Corporate	2.4	0.3	N.M.	4.9	2.9	69.0
	51.0	50.9	0.2	205.6	211.5	(2.8)
Total Operating Revenue
Unum US	1,559.2	1,500.7	3.9	6,182.9	5,944.5	4.0
Unum UK	150.7	185.2	(18.6)	647.6	701.1	(7.6)
Colonial Life	396.4	373.0	6.3	1,559.8	1,484.1	5.1
Closed Block	656.0	660.6	(0.7)	2,608.6	2,616.9	(0.3)
Corporate	5.8	5.6	3.6	23.4	28.5	(17.9)
	$2,768.1	$2,725.1	1.6	$11,022.3	$10,775.1	2.3

Unum Group Financial Results by Segment - Adjusted for Retirement-related Gains or Losses - Continued

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	% Change
Benefits and Expenses
Unum US	$1,319.1	$1,286.5	2.5%	$5,268.7	$5,094.5	3.4%
Unum UK	120.8	148.2	(18.5)	519.0	560.5	(7.4)
Colonial Life	316.5	295.4	7.1	1,245.6	1,175.0	6.0
Closed Block	621.4	632.5	(1.8)	2,479.1	2,497.8	(0.7)
Corporate	47.5	43.2	10.0	186.4	165.2	12.8
	2,425.3	2,405.8	0.8	9,698.8	9,493.0	2.2
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	240.1	214.2	12.1	914.2	850.0	7.6
Unum UK	29.9	37.0	(19.2)	128.6	140.6	(8.5)
Colonial Life	79.9	77.6	3.0	314.2	309.1	1.6
Closed Block	34.6	28.1	23.1	129.5	119.1	8.7
Corporate	(41.7)	(37.6)	(10.9)	(163.0)	(136.7)	(19.2)
	342.8	319.3	7.4	1,323.5	1,282.1	3.2
Income Tax	113.1	90.7	24.7	407.9	388.9	4.9

Income Before Net Realized Investment Gain (Loss), Net of Tax	229.7	228.6	0.5	915.6	893.2	2.5

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $10.1; $(0.2); $8.4; $(17.7))	18.3	(2.5)	N.M.	15.8	(26.1)	160.5

Net Income	$248.0	$226.1	9.7	$931.4	$867.1	7.4

1. 1

Unum Group Quarterly Historical Financial Results by Segment - Adjusted for Retirement-related Gains or Losses

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Premium Income
Unum US	$1,325.2	$1,315.0	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8
Unum UK	121.9	127.3	140.8	139.3	150.4	144.6	142.2	139.0	148.9
Colonial Life	360.4	354.1	351.4	351.2	337.4	333.1	335.9	332.2	321.1
Closed Block	291.7	293.0	290.0	295.7	298.4	301.3	303.0	304.9	311.1
	2,099.2	2,089.4	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9
Net Investment Income
Unum US	206.3	207.3	207.7	207.4	220.3	214.3	215.7	215.0	223.2
Unum UK	28.8	28.5	34.0	26.8	34.8	28.0	38.6	23.5	38.7
Colonial Life	35.8	36.1	35.6	34.0	35.6	35.9	36.9	37.0	37.6
Closed Block	343.6	334.1	341.1	333.4	340.4	327.5	331.7	320.4	323.0
Corporate	3.4	5.4	4.9	4.8	5.3	6.4	7.8	6.1	10.2
	617.9	611.4	623.3	606.4	636.4	612.1	630.7	602.0	632.7
Other Income
Unum US	27.7	28.7	27.9	29.0	28.8	28.1	31.4	30.9	30.7
Unum UK	—	—	0.2	—	—	—	—	—	(0.1)
Colonial Life	0.2	0.4	0.3	0.3	—	0.1	—	—	—
Closed Block	20.7	21.5	21.4	22.4	21.8	21.5	22.8	23.2	22.3
Corporate	2.4	0.9	1.3	0.3	0.3	1.8	0.5	0.3	2.8
	51.0	51.5	51.1	52.0	50.9	51.5	54.7	54.4	55.7
Total Operating Revenue
Unum US	1,559.2	1,551.0	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7
Unum UK	150.7	155.8	175.0	166.1	185.2	172.6	180.8	162.5	187.5
Colonial Life	396.4	390.6	387.3	385.5	373.0	369.1	372.8	369.2	358.7
Closed Block	656.0	648.6	652.5	651.5	660.6	650.3	657.5	648.5	656.4
Corporate	5.8	6.3	6.2	5.1	5.6	8.2	8.3	6.4	13.0
	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3

Unum Group Quarterly Historical Financial Results by Segment - Adjusted for Retirement-related Gains or Losses - Continued

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Benefits and Expenses
Unum US	$1,319.1	$1,320.0	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2
Unum UK	120.8	127.6	138.1	132.5	148.2	139.9	142.5	129.9	149.3
Colonial Life	316.5	311.6	309.4	308.1	295.4	292.8	295.2	291.6	284.7
Closed Block	621.4	620.0	619.9	617.8	632.5	622.6	620.9	621.8	1,325.2
Corporate	47.5	52.0	45.9	41.0	43.2	38.1	44.6	39.3	38.8
	2,425.3	2,431.2	2,421.1	2,421.2	2,405.8	2,358.9	2,383.9	2,344.4	3,029.2
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Pension Settlement Loss
Unum US	240.1	231.0	227.2	215.9	214.2	218.7	202.8	214.3	209.5
Unum UK	29.9	28.2	36.9	33.6	37.0	32.7	38.3	32.6	38.2
Colonial Life	79.9	79.0	77.9	77.4	77.6	76.3	77.6	77.6	74.0
Closed Block	34.6	28.6	32.6	33.7	28.1	27.7	36.6	26.7	(668.8)
Corporate	(41.7)	(45.7)	(39.7)	(35.9)	(37.6)	(29.9)	(36.3)	(32.9)	(25.8)
	342.8	321.1	334.9	324.7	319.3	325.5	319.0	318.3	(372.9)
Income Tax Expense (Benefit)	113.1	92.4	101.9	100.5	90.7	104.4	98.4	95.4	(143.8)

Income (Loss) Before Net Realized Investment Gain (Loss) and Pension Settlement Loss, Net of Tax	229.7	228.7	233.0	224.2	228.6	221.1	220.6	222.9	(229.1)

Net Realized Investment Gain (Loss)	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	10.1	3.7	1.5	(6.9)	(0.2)	(9.3)	(2.9)	(5.3)	(6.1)

Pension Settlement Loss	—	—	—	—	—	—	—	—	(64.4)
Tax Benefit on Pension Settlement Loss	—	—	—	—	—	—	—	—	(22.5)

Net Income (Loss)	$248.0	$236.0	$236.8	$210.6	$226.1	$203.8	$224.3	$212.9	$(282.2)

Net Income (Loss) Per Common Share - Assuming Dilution	$1.07	$1.01	$1.00	$0.88	$0.93	$0.83	$0.90	$0.84	$(1.12)

2. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income	$1,325.2	$1,251.6	$5,240.9	$4,960.0	$4,659.7
Net Investment Income	206.3	220.3	828.7	865.3	878.9
Other Income	27.7	28.8	113.3	119.2	122.1
Total	1,559.2	1,500.7	6,182.9	5,944.5	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	911.6	890.4	3,624.3	3,476.7	3,288.1
Commissions	140.6	140.4	580.4	562.2	528.7
Deferral of Acquisition Costs	(74.3)	(76.6)	(314.1)	(307.3)	(292.7)
Amortization of Deferred Acquisition Costs	61.2	55.9	275.2	272.3	248.1
Other Expenses	280.0	276.4	1,102.9	1,090.6	1,043.6
Total	1,319.1	1,286.5	5,268.7	5,094.5	4,815.8

Operating Income	$240.1	$214.2	$914.2	$850.0	$844.9

Operating Ratios (% of Premium Income):
Benefit Ratio	68.8%	71.1%	69.2%	70.1%	70.6%
Other Expense Ratio	21.1%	22.1%	21.0%	22.0%	22.4%
Operating Income Ratio	18.1%	17.1%	17.4%	17.1%	18.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$435.0	$415.7	$1,726.6	$1,644.7	$1,553.5
Group Short-term Disability	156.9	154.9	626.1	607.4	558.1
Total Premium Income	591.9	570.6	2,352.7	2,252.1	2,111.6
Net Investment Income	118.8	124.6	479.5	496.5	515.9
Other Income	22.9	22.9	91.1	92.9	91.0
Total	733.6	718.1	2,923.3	2,841.5	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	459.8	466.1	1,863.8	1,834.0	1,746.4
Commissions	43.9	43.3	178.2	172.2	161.2
Deferral of Acquisition Costs	(11.1)	(11.4)	(46.4)	(43.2)	(40.2)
Amortization of Deferred Acquisition Costs	8.9	8.5	35.9	33.7	26.3
Other Expenses	142.6	145.5	572.1	572.4	550.0
Total	644.1	652.0	2,603.6	2,569.1	2,443.7

Operating Income	$89.5	$66.1	$319.7	$272.4	$274.8

Operating Ratios (% of Premium Income):
Benefit Ratio	77.7%	81.7%	79.2%	81.4%	82.7%
Other Expense Ratio	24.1%	25.5%	24.3%	25.4%	26.0%
Operating Income Ratio	15.1%	11.6%	13.6%	12.1%	13.0%

Persistency:
Group Long-term Disability			91.0%	92.1%	90.6%
Group Short-term Disability			87.7%	88.1%	89.6%

3. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Life	$356.4	$339.9	$1,410.0	$1,347.4	$1,262.3
Accidental Death & Dismemberment	35.5	33.7	140.3	131.7	125.9
Total Premium Income	391.9	373.6	1,550.3	1,479.1	1,388.2
Net Investment Income	27.9	33.1	113.4	135.1	135.2
Other Income	1.2	0.6	4.5	2.1	1.4
Total	421.0	407.3	1,668.2	1,616.3	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	280.1	269.1	1,112.6	1,061.6	975.8
Commissions	32.0	30.7	126.8	121.2	113.3
Deferral of Acquisition Costs	(8.3)	(8.6)	(35.7)	(33.3)	(31.3)
Amortization of Deferred Acquisition Costs	7.2	6.6	29.2	26.2	21.4
Other Expenses	53.9	55.2	213.5	215.7	205.2
Total	364.9	353.0	1,446.4	1,391.4	1,284.4

Operating Income	$56.1	$54.3	$221.8	$224.9	$240.4

Operating Ratios (% of Premium Income):
Benefit Ratio	71.5%	72.0%	71.8%	71.8%	70.3%
Other Expense Ratio	13.8%	14.8%	13.8%	14.6%	14.8%
Operating Income Ratio	14.3%	14.5%	14.3%	15.2%	17.3%

Persistency:
Group Life			90.7%	89.2%	90.8%
Accidental Death & Dismemberment			90.3%	89.8%	91.1%

3. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$105.9	$123.0	$480.3	$478.9	$466.1
Voluntary Benefits	194.4	184.4	796.5	749.9	693.8
Dental and Vision	41.1	—	61.1	—	—
Total Premium Income	341.4	307.4	1,337.9	1,228.8	1,159.9
Net Investment Income	59.6	62.6	235.8	233.7	227.8
Other Income	3.6	5.3	17.7	24.2	29.7
Total	404.6	375.3	1,591.4	1,486.7	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	171.7	155.2	647.9	581.1	565.9
Commissions	64.7	66.4	275.4	268.8	254.2
Deferral of Acquisition Costs	(54.9)	(56.6)	(232.0)	(230.8)	(221.2)
Amortization of Deferred Acquisition Costs	45.1	40.8	210.1	212.4	200.4
Other Expenses	83.5	75.7	317.3	302.5	288.4
Total	310.1	281.5	1,218.7	1,134.0	1,087.7

Operating Income	$94.5	$93.8	$372.7	$352.7	$329.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	54.7%	54.1%	52.9%	51.8%	51.6%
Voluntary Benefits	44.6%	48.0%	44.3%	44.4%	46.9%
Dental and Vision	65.9%	—%	66.6%	—%	—%
Other Expense Ratio	24.5%	24.6%	23.7%	24.6%	24.9%
Operating Income Ratio	27.7%	30.5%	27.9%	28.7%	28.4%

Persistency:
Individual Disability			91.1%	90.3%	90.0%
Voluntary Benefits			76.9%	75.9%	77.6%
Dental and Vision			84.6%	—%	—%

3. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$81.1	$100.9	$355.2	$397.4	$418.9
Group Life	24.8	30.9	105.7	121.5	133.2
Supplemental	16.0	18.6	68.4	57.3	55.1
Total Premium Income	121.9	150.4	529.3	576.2	607.2
Net Investment Income	28.8	34.8	118.1	124.9	151.0
Other Income	—	—	0.2	—	—
Total	150.7	185.2	647.6	701.1	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	82.6	105.3	367.4	394.8	431.0
Commissions	11.0	8.2	38.9	41.8	42.8
Deferral of Acquisition Costs	(2.1)	(2.4)	(8.2)	(9.6)	(10.5)
Amortization of Deferred Acquisition Costs	2.3	2.5	9.7	11.3	12.5
Other Expenses	27.0	34.6	111.2	122.2	134.6
Total	120.8	148.2	519.0	560.5	610.4

Operating Income	$29.9	$37.0	$128.6	$140.6	$147.8

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£65.3	£66.5	£262.0	£259.9	£254.4
Group Life	20.0	20.4	78.0	79.5	80.8
Supplemental	12.9	12.2	50.5	37.5	33.4
Total Premium Income	98.2	99.1	390.5	376.9	368.6
Net Investment Income	23.2	22.9	87.3	81.6	91.6
Other Income	—	—	0.1	—	0.1
Total	121.4	122.0	477.9	458.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	66.4	69.3	270.9	258.1	261.4
Commissions	8.9	5.4	28.9	27.4	26.0
Deferral of Acquisition Costs	(1.7)	(1.6)	(6.1)	(6.3)	(6.4)
Amortization of Deferred Acquisition Costs	1.9	1.7	7.2	7.4	7.6
Other Expenses	21.8	22.8	82.2	79.9	81.9
Total	97.3	97.6	383.1	366.5	370.5

Operating Income	£24.1	£24.4	£94.8	£92.0	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.241	1.516	1.357	1.528	1.646

Operating Ratios (% of Premium Income):
Benefit Ratio	67.6%	69.9%	69.4%	68.5%	70.9%
Other Expense Ratio	22.2%	23.0%	21.0%	21.2%	22.2%
Operating Income Ratio	24.5%	24.6%	24.3%	24.4%	24.4%

Persistency:
Group Long-term Disability			89.5%	89.2%	90.1%
Group Life			81.3%	80.0%	76.0%
Supplemental			89.9%	87.7%	86.6%

4. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$210.8	$197.9	$830.0	$789.0	$759.8
Life	70.4	64.3	273.8	252.4	231.8
Cancer and Critical Illness	79.2	75.2	313.3	297.2	282.1
Total Premium Income	360.4	337.4	1,417.1	1,338.6	1,273.7
Net Investment Income	35.8	35.6	141.5	145.4	145.5
Other Income	0.2	—	1.2	0.1	0.1
Total	396.4	373.0	1,559.8	1,484.1	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	185.2	172.8	726.4	683.0	660.6
Commissions	80.3	75.7	313.6	293.5	262.3
Deferral of Acquisition Costs	(69.0)	(65.6)	(270.1)	(252.8)	(220.8)
Amortization of Deferred Acquisition Costs	52.3	48.5	208.1	198.7	180.2
Other Expenses	67.7	64.0	267.6	252.6	238.0
Total	316.5	295.4	1,245.6	1,175.0	1,120.3

Operating Income	$79.9	$77.6	$314.2	$309.1	$299.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.4%	51.2%	51.3%	51.0%	51.9%
Other Expense Ratio	18.8%	19.0%	18.9%	18.9%	18.7%
Operating Income Ratio	22.2%	23.0%	22.2%	23.1%	23.5%

Persistency:
Accident, Sickness, and Disability			75.6%	74.8%	75.5%
Life			85.0%	84.9%	85.2%
Cancer and Critical Illness			82.9%	81.2%	83.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$127.9	$139.4	$521.9	$572.4	$624.8
Long-term Care	161.9	158.5	643.9	633.5	630.9
All Other	1.9	0.5	4.6	1.7	0.9
Total Premium Income	291.7	298.4	1,170.4	1,207.6	1,256.6
Net Investment Income	343.6	340.4	1,352.2	1,320.0	1,281.5
Other Income	20.7	21.8	86.0	89.3	91.8
Total	656.0	660.6	2,608.6	2,616.9	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	556.5	566.7	2,223.7	2,228.3	2,931.1
Commissions	23.1	24.2	93.8	98.8	101.5
Interest and Debt Expense	1.8	1.6	6.9	6.6	7.3
Other Expenses	40.0	40.0	154.7	164.1	168.2
Total	621.4	632.5	2,479.1	2,497.8	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	34.6	28.1	129.5	119.1	(578.2)
Long-term Care Reserve Increase	—	—	—	—	698.2
Operating Income	$34.6	$28.1	$129.5	$119.1	$120.0

Interest Adjusted Loss Ratios:
Individual Disability	84.7%	87.2%	83.6%	82.8%	83.6%
Long-term Care	89.1%	89.7%	91.1%	87.6%	196.6%
Long-term Care Excluding the Reserve Increase					85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.7%	13.4%	13.2%	13.6%	13.4%
Income (Loss) Ratio	11.9%	9.4%	11.1%	9.9%	(46.0)%
Operating Income Ratio	11.9%	9.4%	11.1%	9.9%	9.5%

Persistency:
Individual Disability			90.9%	90.9%	91.3%
Long-term Care			94.8%	95.7%	95.4%

Unum Group Financial Results for Corporate Segment - Adjusted for Retirement-related Gains or Losses

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Net Investment Income	$3.4	$5.3	$18.5	$25.6	$35.3
Other Income	2.4	0.3	4.9	2.9	5.0
Total	5.8	5.6	23.4	28.5	40.3

Interest and Other Expenses*	47.5	43.2	186.4	165.2	163.5

Operating Loss Including Costs Related to Early Retirement of Debt	(41.7)	(37.6)	(163.0)	(136.7)	(123.2)
Costs Related to Early Retirement of Debt	—	—	—	—	13.2
Operating Loss	$(41.7)	$(37.6)	$(163.0)	$(136.7)	$(110.0)

* Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "interest and other expenses." Prior period amounts have been adjusted to conform to current year reporting. See page 1.

Unum Group Metrics - Adjusted for Retirement-related Gains or Losses

	Three Months Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
After-tax Operating Earnings Per Share - Assuming Dilution	$0.99	$0.98	$0.98	$0.94	$0.94	$0.90	$0.88	$0.88	$0.89

Three Months Ended		Year Ended
12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014

Operating Return on Equity
Unum US	15.4%	13.1%	15.0%	13.3%	13.3%
Unum UK	15.1%	20.6%	18.6%	18.0%	18.3%
Colonial Life	17.1%	16.4%	17.4%	16.6%	16.7%
Core Operating Segments	15.7%	14.6%	15.9%	14.5%	14.5%
Consolidated	11.2%	11.4%	11.2%	11.2%	11.2%

Unum Group Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges.

Realized investment gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 9.1.

Unum Group Reconciliation of Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2016				2015				2014
Total Revenue	$2,796.5	$2,763.3	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0
Excluding:
Net Realized Investment Gain (Loss)	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)
Operating Revenue	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3

9. 1

Unum Group Reconciliation of Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(1)	Operating Return on Equity

Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(61.3)	(1,085.9)
Total	$893.2	$7,961.1	11.2%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(49.5)	(737.8)
Total	$895.4	$7,974.3	11.2%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 9.3. We updated our internal allocation formula used to determine allocated stockholders' equity for certain of our product lines within our operating segments, and, as a result, we are computing the average allocated equity for 2016 using internally allocated equity which was updated effective January 1, 2016. As a result, average equity for the year ended December 31, 2016 for certain of our segments will not compute using the historical allocated equity at December 31, 2015. There was no impact on total allocated equity or total average allocated equity.

9. 2

Unum Group Reconciliation of Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(2)	Operating Return on Equity

Three Months Ended December 31, 2016
Unum US	$157.6	$4,088.4	15.4%
Unum UK	22.2	585.6	15.1%
Colonial Life	52.2	1,217.7	17.1%
Core Operating Segments	232.0	5,891.7	15.7%
Closed Block	23.1	3,146.9
Corporate	(25.4)	(827.2)
Total	$229.7	$8,211.4	11.2%

Three Months Ended December 31, 2015
Unum US	$140.4	$4,273.3	13.1%
Unum UK	34.6	671.9	20.6%
Colonial Life	50.5	1,231.4	16.4%
Core Operating Segments	225.5	6,176.6	14.6%
Closed Block	18.6	3,104.1
Corporate	(15.5)	(1,231.2)
Total	$228.6	$8,049.5	11.4%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2016	9/30/2016	12/31/2015	9/30/2015	12/31/2014	12/31/2013
Total Stockholders' Equity, As Reported	$8,968.0	$9,361.2	$8,663.9	$8,581.1	$8,521.9	$8,639.9
Excluding:
Net Unrealized Gain on Securities	440.6	803.2	204.3	158.6	290.3	135.7
Net Gain on Cash Flow Hedges	327.5	335.2	378.0	405.1	391.0	396.3
Total Stockholders' Equity, As Adjusted	$8,199.9	$8,222.8	$8,081.6	$8,017.4	$7,840.6	$8,107.9

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2016		12/31/2015		12/31/2014
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,140.8	$8,211.4	$7,961.1	$8,049.5	$7,974.3

9. 3

Unum Group Reconciliation of Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses - Continued

	Three Months Ended
	12/31/2016		9/30/2016		6/30/2016		3/31/2016
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$248.0	$1.07	$236.0	$1.01	$236.8	$1.00	$210.6	$0.88
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $10.1; $3.7; $1.5; $(6.9))	18.3	0.08	7.3	0.03	3.8	0.02	(13.6)	(0.06)
After-tax Operating Income	$229.7	$0.99	$228.7	$0.98	$233.0	$0.98	$224.2	$0.94

	Three Months Ended
	12/31/2015		9/30/2015		6/30/2015		3/31/2015
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$226.1	$0.93	$203.8	$0.83	$224.3	$0.90	$212.9	$0.84
Excluding:
Net Realized Investment Gain (Loss) (net of tax benefit of $0.2; $9.3; $2.9; $5.3)	(2.5)	(0.01)	(17.3)	(0.07)	3.7	0.02	(10.0)	(0.04)
After-tax Operating Income	$228.6	$0.94	$221.1	$0.90	$220.6	$0.88	$222.9	$0.88

	Three Months Ended
	12/31/2014
	(in millions)	per share*
Net Loss	$(282.2)	$(1.12)
Excluding:
Net Realized Investment Loss (net of tax benefit of $6.1)	(11.2)	(0.04)
Pension Settlement Loss (net of tax benefit of $22.5)	(41.9)	(0.17)
Long-term Care Reserve Increase (net of tax benefit of $244.4)	(453.8)	(1.80)
After-tax Operating Income	$224.7	$0.89

*Assuming Dilution.

9. 4

Unum Group Reconciliation of Non-GAAP Financial Measures - Adjusted for Retirement-related Gains or Losses - Continued

	Year Ended December 31
	2016		2015		2014
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$931.4	$3.95	$867.1	$3.50	$402.1	$1.57
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $8.4; $(17.7); $3.3)	15.8	0.07	(26.1)	(0.11)	12.8	0.05
Pension Settlement Loss (net of tax benefit of $-; $-; $22.5)	—	—	—	—	(41.9)	(0.16)
Costs Related to Early Retirement of Debt (net of tax benefit of $-; $-; $2.8)	—	—	—	—	(10.4)	(0.04)
Long-term Care Reserve Increase (net of tax benefit of $-; $-; $244.4)	—	—	—	—	(453.8)	(1.77)
After-tax Operating Income	$915.6	$3.88	$893.2	$3.61	$895.4	$3.49

*Assuming Dilution.

9. 5